Filed under Rules 497(e) and 497(k) Registration No. 333-08653

SEASONS SERIES TRUST

Allocation Balanced Portfolio

Allocation Growth Portfolio

Allocation Moderate Growth Portfolio

Allocation Moderate Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated June 30, 2017, to the Summary Prospectuses, Prospectus and Statement of

Additional Information, each dated July 29, 2016, as supplemented and amended to date

The Portfolios, which are structured as “funds-of-funds,” currently pursue their investment goals by investing in a combination of other portfolios of Seasons Series Trust (the “Trust”). The Board of Trustees of the Trust has approved a change to the Portfolios’ principal investment strategies so that, on or about July 28, 2017 (the “Effective Date”), the Portfolios will pursue their investment goals by investing in a combination of portfolios of Seasons Series Trust, Anchor Series Trust and SunAmerica Series Trust. Additional information regarding this change will be reflected in the annual update to the Trust’s registration statement on the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.